EXHIBIT 99.1

Atheros Announces Financial Results for Q4 2006

Revenue up 10%; Seventh Consecutive Quarter of Growth

Santa Clara, Calif. – Jan. 29, 2007 – Atheros Communications, Inc. (NASDAQ: ATHR), a leading developer of advanced wireless solutions, today announced record financial results for the fourth quarter of 2006 and the year ended Dec. 31, 2006.

Revenue in the fourth quarter was $87.8 million, up 10 percent from the $79.6 million reported in the third quarter of 2006 and up 65 percent from the $53.1 million reported in the fourth quarter of 2005.

In accordance with U.S. generally accepted accounting principles (GAAP), the company recorded a fourth quarter net loss of $953,000 or a loss of $0.02 per diluted share. In the fourth quarter, the GAAP net loss included $11.4 million in estimated acquisition related expenses. This compares with GAAP net income of $6.3 million or $0.11 per diluted share in the third quarter of 2006 and $13.1 million or $0.24 per share in the fourth quarter of 2005. Total cash and investments were $185.9 million at Dec. 31, 2006.

Atheros reports operating income, net income and basic and diluted net income per share in accordance with GAAP and additionally on a non-GAAP basis. Non-GAAP net income excludes, where applicable, the effect of stock-based compensation, the tax benefit due to the partial release of deferred tax asset valuation allowance, amortization of acquired intangible assets and acquisition related charges. A reconciliation of GAAP to non-GAAP condensed consolidated statements of operations is presented in the financial statements portion of this release.

Non-GAAP gross margins in the fourth quarter were 47.6 percent, slightly above the company’s guided range of 46.5 to 47.5 percent, compared with 48.0 percent in the third quarter of 2006 and 46.7 percent in the fourth quarter of 2005. Non-GAAP operating income increased to 15.3 percent of revenue from the 14.5 percent reported in the third quarter of 2006.

Non-GAAP net income in the fourth quarter was $12.7 million or $0.22 per diluted share, compared with non-GAAP net income of $10.5 million or $0.19 per diluted share in the third quarter of 2006 and $5.9 million or $0.11 per diluted share in the fourth quarter of 2005.

For the year ended Dec. 31, 2006, revenue was $301.7 million, up 64 percent from the $183.5 million reported in 2005. Net income in accordance with GAAP for 2006 was $18.9 million or $0.34 per diluted share. 2006 GAAP net income included $12.3 million in estimated acquisition related expenses. For the prior year, GAAP net income was $16.7 million or earnings of $0.31 per diluted share. Non-GAAP net income for 2006 was $40.7 million or $0.73 per diluted share, compared with non-GAAP net income of $11.0 million or $0.21 per diluted share in 2005.

“This marks Atheros’ seventh consecutive quarter of revenue growth and the sixth consecutive quarter that we achieved record non-GAAP operating income and earnings,” said Craig Barratt, president and CEO. “During 2006, the strength of our wireless LAN business plus the initial revenue contribution from our diversification efforts enabled us to record a 64 percent increase in yearly revenue while increasing non-GAAP net income by 270 percent. We reported record revenue and non-GAAP earnings in each quarter of 2006.

“Earlier today, we announced the first of Atheros’ Bluetooth family of solutions, which is the industry’s first Bluetooth 2.1 + Enhanced Data Rate (EDR)-ready solution targeted for the PC market,” Dr. Barratt said. “Our single-chip solution, the AR3011, is the smallest and lowest-cost Bluetooth design to date and is intended to drive adoption of Bluetooth technology into laptops and desktops, where Atheros has technical expertise and strong customer relationships.

“In the fourth quarter, we again saw tremendous revenue growth from our XSPAN™ family of 802.11n products, which accounted for a record amount of our revenue. Earlier this month at the Consumer Electronics Show, we showcased an XSPAN-powered access point that supported eight data streams simultaneously, including two high definition TVs. Atheros’ superior solutions, coupled with an extremely strong customer base, are the foundation for our success in this growing market. We continue to expect 11n to be the number one growth driver for the company in 2007,” he said.

Recent Atheros Press Release Highlights:

•	Jan. 29 - Atheros Announces Industry’s First Bluetooth 2.1 + EDR Solution to Deliver Enhanced Wireless Connectivity in PCs

•	Jan. 9 - Atheros XSPAN Draft 802.11n Technology Achieves Strong Worldwide Momentum With Leading Wireless LAN Customers

•	Jan. 8 - Atheros JumpStarts New Wi-Fi Protected Set-up for Personal Wireless LANs

•	Jan. 3 - Atheros Introduces Highest-Performance XSPAN Dual-Concurrent Wireless Router Solution

•	Jan. 3 - Atheros Launches Market-Leading Wireless Network Processor for Ultimate 802.11n Networking

•	Dec. 19 - Atheros XSPAN Featured in Ultraportable Draft 802.11n Notebooks for Small Business

•	Dec. 18 - Atheros Completes Acquisition of Attansic Technology Company

•	Dec. 11 - Atheros Receives Two Leadership Awards From Fabless Semiconductor Association

•	Dec. 5 - Atheros Launches the World’s Most-Integrated, Single-Chip 802.11g Solution for PCI Express

•	Nov. 27 - Atheros Announces Willy Shih as New Board Member

•	Nov. 6 - Atheros XSPAN Technology Featured in Industry’s First Embedded Draft 1.0 802.11n Enterprise-Class Notebooks

•	Nov. 1 - Atheros’ WLAN Software Brings High-Performance, Low-Power and Enhanced-Security Features to Microsoft Windows Embedded CE 6.0

Conference Call

Atheros will broadcast its fourth quarter 2006 financial results conference call today, Monday, Jan. 29, 2007, at 2 p.m. Pacific time (5 p.m. Eastern time).

To listen to the call, please dial (212) 547-0138 approximately 10 minutes prior to the start time. The pass code is Atheros. A taped replay will be available approximately one hour after the conclusion of the call and will remain available for one week. To access the replay, dial (203)369-3352.

The Atheros financial results conference call will be available via a live webcast on the investor relations section of the Atheros website at http://www.atheros.com. Please access the website approximately 15 minutes prior to the start of the call to download and install any necessary audio software. An archived webcast replay of the call will be available on the web site for one year.

About Atheros Communications, Inc.

Atheros Communications is a leading developer of semiconductor system solutions for wireless communications products. Atheros combines its wireless systems expertise with high-performance radio frequency (RF), mixed signal and digital semiconductor design skills to provide highly integrated chipsets that are manufacturable on low-cost, standard complementary metal-oxide semiconductor (CMOS) processes. Atheros technology is being used by a broad base of leading customers, including personal computer, networking equipment and handset manufacturers. For more information, please visit http://www.atheros.com or send email to info@atheros.com.

NOTE: Atheros, the Atheros logo and XSPAN are trademarks of Atheros Communications, Inc.

Note on Forward-Looking Statements

Except for the historical information contained herein, the matters set forth in this press release, including the anticipated continued success of our products on the market; Atheros’ diversification plans and expansion into new markets; the anticipated adoption of Bluetooth technology into laptops and desktops; and the anticipated growth of Atheros’ XSPAN business, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially, including, but not limited to, the impacts of competition, technological advances and pricing pressures; general economic conditions; difficulties in the development of new products and technologies; manufacturing difficulties; whether Atheros is successful in marketing its products; and other risks detailed in Atheros’ Annual Report on Form 10-K for the year ended December 31, 2005 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2006, as filed with the Securities and Exchange Commission, and in other reports filed with the SEC by Atheros from time to time. These forward-looking statements speak only as of the date hereof. Atheros disclaims any obligation to update these forward-looking statements.

Contact:

Jack Lazar	Deborah Stapleton
Chief Financial Officer	President
Atheros Communications, Inc.	Stapleton Communications Inc.
(408) 773-5200	(650) 470-0200

ATHEROS COMMUNICATIONS, INC.

PRELIMINARY CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

(In thousands, except per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005
Net revenue	$87,806	$53,078	$301,691	$183,485

Cost of goods sold	46,926	28,325	157,907	102,483

Gross profit	40,880	24,753	143,784	81,002
Operating expenses:
Research and development	19,152	12,782	70,897	47,788
Sales and marketing	7,400	4,522	27,132	17,358
General and administrative	4,259	2,669	15,294	10,306
Amortization of acquired intangible assets	995	—	1,484	—
Acquired in-process research and development	10,436	—	10,836	—

Total operating expenses	42,242	19,973	125,643	75,452

Income (loss) from operations	(1,362)	4,780	18,141	5,550

Interest income, net	2,336	1,494	8,659	4,854
(Provision) benefit for income taxes	(1,927)	6,809	(7,865)	6,284

Net income (loss)	$(953)	$13,083	$18,935	$16,688

Basic earnings (loss) per share	$(0.02)	$0.27	$0.37	$0.34

Diluted earnings (loss) per share	$(0.02)	$0.24	$0.34	$0.31

Shares used in computing basic earnings (loss) per share	52,941	49,241	51,760	48,777

Shares used in computing diluted earnings (loss) per share	52,941	53,673	55,494	53,572

Non-GAAP net income (*)	$12,709	$5,892	$40,651	$11,009

Shares used in computing non-GAAP basic earnings per share (*)	52,941	49,241	51,760	48,777

Shares used in computing non-GAAP diluted earnings per share (*)	56,633	53,673	55,494	53,572

Non-GAAP basic earnings per share (*)	$0.24	$0.12	$0.79	$0.23

Non-GAAP diluted earnings per share (*)	$0.22	$0.11	$0.73	$0.21

(*)	To supplement our condensed consolidated financial statements in accordance with GAAP, we have provided above non-GAAP measures of net income and basic and diluted earnings per share. Our management believes that these non-GAAP measures provide useful information to enhance the overall understanding of our ongoing economic performance, and therefore, uses these non-GAAP measures in our internal reporting to evaluate and manage our operations. We have provided the non-GAAP measures above to enable investors to perform comparisons of our operating results in a similar manner as our management analyzes those operating results. A reconciliation of the reported GAAP to non-GAAP condensed consolidated statements of operations is provided separately.

ATHEROS COMMUNICATIONS, INC.

RECONCILIATION OF REPORTED GAAP TO NON-GAAP

PRELIMINARY CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)

(In thousands, except per share data)

	Three Months Ended December 31, 2006
	Reported	Non-GAAP Entries		Non-GAAP
Net revenue	$87,806	$—		$87,806

Cost of goods sold	46,926	(936	)(a)	45,990

Gross profit	40,880	936		41,816
Operating expenses:
Research and development	19,152	(1,300	)(b)	17,852
Sales and marketing	7,400	(705	)(b)	6,695
General and administrative	4,259	(429	)(b)	3,830
Amortization of acquired intangible assets	995	(995	)(c)	—
Acquired in-process research and development	10,436	(10,436	)(c)	—

Total operating expenses	42,242	(13,865)		28,377

Income (loss) from operations	(1,362)	14,801		13,439

Interest income, net	2,336	—		2,336
Provision for income taxes	(1,927)	(1,139	)(d)	(3,066)

Net income (loss)	$(953)	$13,662		$12,709

Basic earnings (loss) per share	$(0.02)			$0.24

Diluted earnings (loss) per share	$(0.02)			$0.22

Shares used in computing basic earnings per share	52,941	—		52,941

Shares used in computing diluted earnings per share	52,941	3,692		56,633

Notes:

(a)	Stock-based compensation expense and acquisition related charges
(b)	Stock-based compensation expense
(c)	Amortization of acquired intangible assets and acquired in-process research and development
(d)	Income tax benefit of $464 from the partial release of the deferred tax asset valuation allowance, and $675 from the net tax effect of non-GAAP adjustments

ATHEROS COMMUNICATIONS, INC.

RECONCILIATION OF REPORTED GAAP TO NON-GAAP

PRELIMINARY CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)

(In thousands, except per share data)

	Year Ended December 31, 2006
	Reported	Non-GAAP Entries		Non-GAAP
Net revenue	$301,691	$—		$301,691

Cost of goods sold	157,907	(1,674	)(a)	156,233

Gross profit	143,784	1,674		145,458
Operating expenses:
Research and development	70,897	(6,649	)(b)	64,248
Sales and marketing	27,132	(3,022	)(b)	24,110
General and administrative	15,294	(2,056	)(b)	13,238
Amortization of acquired intangible assets	1,484	(1,484	)(c)	—
Acquired in-process research and development	10,836	(10,836	)(c)	—

Total operating expenses	125,643	(24,047)		101,596

Income from operations	18,141	25,721		43,862

Interest income, net	8,659	—		8,659
Provision for income taxes	(7,865)	(4,005	)(d)	(11,870)

Net income	$18,935	$21,716		$40,651

Basic earnings per share	$0.37			$0.79

Diluted earnings per share	$0.34			$0.73

Shares used in computing basic earnings per share	51,760	—		51,760

Shares used in computing diluted earnings per share	55,494	—		55,494

Notes:

(a)	Stock-based compensation expense and acquisition related charges
(b)	Stock-based compensation expense
(c)	Amortization of acquired intangible assets and acquired in-process research and development
(d)	Income tax benefit of $1,856 from the partial release of the deferred tax asset valuation allowance, and $2,149 from the net tax effect of non-GAAP adjustments

ATHEROS COMMUNICATIONS, INC.

RECONCILIATION OF REPORTED GAAP TO NON-GAAP

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)

(In thousands, except per share data)

	Three Months Ended December 31, 2005
	Reported	Non-GAAP Entries		Non-GAAP
Net revenue	$53,078	$—		$53,078

Cost of goods sold	28,325	(25	)(a)	28,300

Gross profit	24,753	25		24,778
Operating expenses:
Research and development	12,782	(207	)(a)	12,575
Sales and marketing	4,522	(12	)(a)	4,510
General and administrative	2,669	(100	)(a)	2,569

Total operating expenses	19,973	(319)		19,654

Income from operations	4,780	344		5,124

Interest income, net	1,494	—		1,494
(Provision) benefit for income taxes	6,809	(7,535	)(b)	(726)

Net income	$13,083	$(7,191)		$5,892

Basic earnings per share	$0.27			$0.12

Diluted earnings per share	$0.24			$0.11

Shares used in computing basic earnings per share	49,241	—		49,241

Shares used in computing diluted earnings per share	53,673	—		53,673

Notes:

(a)	Stock-based compensation expense
(b)	Income tax benefit of $7,535 from the partial release of the deferred tax asset valuation allowance

ATHEROS COMMUNICATIONS, INC.

RECONCILIATION OF REPORTED GAAP TO NON-GAAP

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)

(In thousands, except per share data)

	Year Ended December 31, 2005
	Reported	Non-GAAP Entries		Non-GAAP
Net revenue	$183,485	$—		$183,485

Cost of goods sold	102,483	(94	)(a)	102,389

Gross profit	81,002	94		81,096
Operating expenses:
Research and development	47,788	(1,092	)(a)	46,696
Sales and marketing	17,358	(133	)(a)	17,225
General and administrative	10,306	(537	)(a)	9,769

Total operating expenses	75,452	(1,762)		73,690

Income from operations	5,550	1,856		7,406

Interest income, net	4,854	—		4,854
(Provision) benefit for income taxes	6,284	(7,535	)(b)	(1,251)

Net income	$16,688	$(5,679)		$11,009

Basic earnings per share	$0.34			$0.23

Diluted earnings per share	$0.31			$0.21

Shares used in computing basic earnings per share	48,777	—		48,777

Shares used in computing diluted earnings per share	53,572	—		53,572

Notes:

(a)	Stock-based compensation expense
(b)	Income tax benefit of $7,535 from the partial release of the deferred tax asset valuation allowance

ATHEROS COMMUNICATIONS, INC.

PRELIMINARY CONDENSED CONSOLIDATED BALANCE SHEETS (Unaudited)

(In thousands)

	December 31, 2006	December 31, 2005
ASSETS
Current assets:

Cash, cash equivalents and marketable securities	$185,907	$173,645
Accounts receivable, net	46,015	28,381
Inventory	26,113	20,475
Deferred income taxes and other current assets	7,876	9,111

Total current assets	265,911	231,612

Property and equipment, net	8,994	5,557
Goodwill and acquired intangible assets	84,252	—
Deferred income taxes and other assets	4,901	2,010

	$364,058	$239,179

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities	$63,981	$41,213
Long-term liabilities	19,135	1,000
Stockholders’ equity	280,942	196,966

	$364,058	$239,179